Exhibit 99.1

Tenth Amendment to Loan Documents

THIS TENTH AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of December 10, 2009, by and between ERIE INDEMNITY COMPANY (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”).

BACKGROUND

A. The Borrower has executed and delivered to the Bank (or a predecessor which is now known by the Bank’s name as set forth above), one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has either been filed or obtained or will be filed or obtained upon execution of this Amendment, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5. To induce the Bank to enter into this Amendment, the Borrower waives and releases and forever discharges the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower further agrees to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.

9. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS / ATTEST:	ERIE INDEMNITY COMPANY
_/s/ Donald A. McRae__________________	By: /s/ Douglas F. Ziegler________(SEAL)
Print Name: Donald A. McRae___________	Print Name: Douglas F. Ziegler__________
Title: Assistant Vice President ______	Title: Senior Vice President, Treasurer and Chief
Investment Officer____
(Include title only if an officer of entity signing to the right)
PNC BANK, NATIONAL ASSOCIATION
By: /s/ James F. Stevenson—

James F. Stevenson Senior Vice President

EXHIBIT A TO
TENTH AMENDMENT TO LOAN DOCUMENTS
DATED AS OF DECEMBER 10, 2009

A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

1.	Loan Agreement, dated January 30, 2008, between the Borrower and the Bank (the “Loan Agreement”);

2.	Third Amended and Restated Committed Line of Credit Note, dated December 29, 2008, in the original principal amount of $100,000,000.00, made by the Borrower to the Bank (the “Note”), evidencing a line of credit extended by the Bank to the Borrower in an amount not to exceed $100,000,000.00 (the “Line of Credit”);

3.	Pledge Agreement, dated January 30, 2008, made by the Borrower in favor of the Bank (the “Pledge Agreement”); and

4.	All other documents, instruments, agreements, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	The Loan Agreement is amended as follows:

1.	The second sentence of the third paragraph of Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“In addition, the Borrower shall pay to the Bank a fee (the “Letter of Credit Commission”), calculated daily (on the basis of a year of 360 days), equal to the amount available to be drawn at such time under all Letters of Credit issued under the Line of Credit (including any amounts drawn thereunder and not reimbursed, regardless of the existence or satisfaction of any conditions or limitations on drawing) on each day multiplied by one hundred fifty (150) basis points (1.50%).”

2.	Effective as of January 1, 2010, Section 8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“8. Fees. Beginning on March 31, 2010 and continuing on the last day of each quarter thereafter until the Expiration Date, the Borrower shall pay a commitment fee to the Bank, in arrears, at the rate of two-tenths of one percent (0.20%) per annum on the average daily balance of the Line of Credit which is undisbursed and uncancelled during the preceding quarter. The commitment fee shall be computed on the basis of a year of 360 days and paid on the actual number of days elapsed.”

C.	The Note is amended as follows:

1.	Section 2 of the Note is hereby amended and restated in its entirety to read as follows:

“2. Rate of Interest.  Each advance outstanding under this Note will bear interest at a rate or rates per annum as may be selected by the Borrower from the interest rate options set forth below (each, an “Option”):

(i) Base Rate Option. A rate of interest per annum which is at all times equal to (A) the Base Rate plus (B) fifty (50) basis points (0.50%). If and when the Base Rate (or any component thereof) changes, the rate of interest with respect to any advance to which the Base Rate Option applies will change automatically without notice to the Borrower, effective on the date of any such change. There are no required minimum interest periods for advances bearing interest under the Base Rate Option.

(ii) LIBOR Option. A rate per annum equal to (A) LIBOR plus (B) one hundred fifty (150) basis points (1.50%), for the applicable LIBOR Interest Period.

For purposes hereof, the following terms shall have the following meanings:

“Base Rate” shall mean the highest of (A) the Prime Rate, and (B) the sum of the Federal Funds Open Rate plus fifty (50) basis points (0.50%), and (C) the sum of the Daily LIBOR Rate plus one hundred (100) basis points (1.0%), so long as a Daily LIBOR Rate is offered, ascertainable and not unlawful.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Erie, Pennsylvania.

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Bank by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“Federal Funds Open Rate” shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Bank (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower.

“LIBOR” shall mean, with respect to any advance to which the LIBOR Option applies for the applicable LIBOR Interest Period, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank’s discretion, to the nearest 1/100th of 1%) (i) the rate of interest determined by the Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the eurodollar rate two (2) Business Days prior to the first day of such LIBOR Interest Period for an amount comparable to such advance and having a borrowing date and a maturity comparable to such LIBOR Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Interest Period” shall mean, as to any advance to which the LIBOR Option applies, the period of one (1), two (2), three (3) or six (6) month/months as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, commencing on the date of disbursement of an advance (or the date of conversion of an advance to the LIBOR Option, as the case may be) and each successive period selected by the Borrower thereafter; provided that, (i) if a LIBOR Interest Period would end on a day which is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the LIBOR Interest Period shall end on the next preceding Business Day, (ii) the Borrower may not select a LIBOR Interest Period that would end on a day after the Expiration Date, and (iii) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such LIBOR Interest Period) shall end on the last Business Day of the last calendar month of such LIBOR Interest Period.

“LIBOR Reserve Percentage” shall mean the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

“Prime Rate” shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

“Published Rate” shall mean the rate of interest published each Business Day in the Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication selected by the Bank).

LIBOR and the Daily LIBOR Rate shall be adjusted with respect to any advance to which the LIBOR Option or Base Rate Option applies, as applicable, on and as of the effective date of any change in the LIBOR Reserve Percentage. The Bank shall give prompt notice to the Borrower of LIBOR or the Daily LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then the Bank shall give notice thereof to the Borrower. Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Option shall be suspended, and (b) the interest rate for all advances then bearing interest under the LIBOR Option shall be converted at the expiration of the then current LIBOR Interest Period(s) to the Base Rate Option.

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans based on LIBOR, the Bank shall notify the Borrower. Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the LIBOR Option shall be suspended, and (b) the interest rate on all advances then bearing interest under the LIBOR Option shall be converted to the Base Rate Option either (i) on the last day of the then current LIBOR Interest Period(s) if the Bank may lawfully continue to maintain advances based on LIBOR to such day, or (ii) immediately if the Bank may not lawfully continue to maintain advances based on LIBOR.

The foregoing notwithstanding, it is understood that the Borrower may select different Options to apply simultaneously to different portions of the advances and may select up to six (6) different interest periods to apply simultaneously to different portions of the advances bearing interest under the LIBOR Option. Interest hereunder will be calculated based on the actual number of days that principal is outstanding over a year of 360 days. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.”

D.	Renewal of Line of Credit. Effective on January 1, 2010, the “Expiration Date”, as such term is defined in Section 1.1 of the Loan Agreement and Section 1 of the Note, is hereby extended from December 31, 2009 to December 31, 2011.

E. The Pledge Agreement is amended as follows:

1.	Exhibit A to the Pledge Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit B attached to this Amendment.

F.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions:

1.	Execution by all parties and delivery to the Bank of this Amendment.

2.	Payment by the Borrower to the Bank of a renewal and amendment fee in the amount of $150,000.00, in respect of the Line of Credit, on or before the date of this Amendment.

cmc.erieindem.amend1209.doc

EXHIBIT B TO
TENTH AMENDMENT TO LOAN DOCUMENTS
DATED AS OF DECEMBER 10, 2009

EXHIBIT A TO PLEDGE AGREEMENT
(UNCERTIFICATED SECURITIES)

With respect to the following account:

Title of the Securities Account: Securities Account No.: Custodian:	Erie Indemnity Company EIRF 2221002 Mellon Bank, N.A.

The specific assets listed on the attached spreadsheet, which are in the securities account referred to above, are being pledged as Collateral, and must at all times meet the following criteria: (i) at least $62,500,000.00 of the Collateral pledged to the Secured Party hereunder must consist of securities having a rating at all times equal to or greater than “AAA”, (ii) not more than $18,750,000.00 of the Collateral pledged to the Secured Party hereunder may consist of securities having a rating at any time equal to “A”, and (iii) the balance of the Collateral pledged to the Secured Party hereunder must consist of securities having a rating at all times equal to or greater than “AA”. A specific security will be considered based upon the higher of Moody’s Investors Service, Inc.’s and Standard & Poors Ratings Services’ rating of the underlying security or the rating provided by the monoline insurer (i.e., AMBAC, MBIA, FSA, FGIC, etc.) wrapping the specific security itself. If a security has no rating and the wrap would identify it as less than an “A” rating, such security will be disqualified as Collateral hereunder, and the Pledgor will be required to provide to the Secured Party additional Collateral in accordance with Section 4.1 of the Pledge Agreement. In no event shall the aggregate market value of Collateral of any single issuer exceed $6,250,000.00.

Trading and withdrawals are permitted provided that the above criteria are met, and provided that the Collateral pledged to the Secured Party at all times meets the minimum market value requirement set forth in Section 4.1 of this Pledge Agreement. Upon any such tradings or withdrawals of assets, the Pledgor shall immediately provide the Secured Party with an updated spreadsheet reflecting the changes to the Collateral.

{SEE SPREADSHEET ATTACHED HERETO AND MADE A PART HEREOF}

ERIE INDEMNITY COMPANY
	Reporting Account		Moody's Quality					Security		Percentage Market
Reporting Account	Name	Reporting Date	Rating	S&PQuality Rating	Units Held	Security ID	Security Description 1	Description 2	Market Value	Value
								5.000% 08/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AAA	2,000,000.0000	011770P73	ALASKA ST	DD 04/01/03	2,243,480.00	0.016824
							ALASKA INTL ARPTS	5.000% 10/01/2017
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	A	3,000,000.0000	011842PE5	REVS REF	DD 03/14/06	3,133,920.00	0.023502
							CALIFORNIA HSG FIN	3.950% 02/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA-	2,065,000.0000	13034PBA4	AGY REV	DD 01/25/07	2,071,608.00	0.015536
							CENTRAL PUGET SOUND	5.000% 11/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,105,000.0000	15504RAJ8	WASH REGL	DD 03/31/05	2,404,415.20	0.018031
							CHICAGO ILL MIDWAY	5.500% 01/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	1,000,000.0000	167562FR3	ARPT REV	DD 09/01/01	1,042,760.00	0.007820
							CHICAGO ILL MIDWAY	5.500% 01/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	1,000,000.0000	167562FS1	ARPT REV	DD 09/01/01	1,039,460.00	0.007795
							CHICAGO ILL O HARE	5.500% 01/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	A	1,930,000.0000	167592VM3	INTL ARPT R	DD 10/04/01	1,996,855.20	0.014975
							CHICAGO ILL TRAN AUTH	5.250% 06/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	A2	A	2,000,000.0000	167723BB0	CAP GRNT	DD 11/10/04	2,164,440.00	0.016232
							CHIPPEWA VALLEY MICH	5.000% 05/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA-	2,685,000.0000	170016UP2	SCHS	DD 05/04/05	2,906,378.25	0.021796
							DENTON TEX UTIL SYS	5.000% 12/01/2018
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,000,000.0000	249015VV7	REV	DD 05/15/05	2,188,120.00	0.016409
							DETROIT MICH CITY SCH	5.000% 05/01/2018
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,000,000.0000	251129X72	DIST	DD 08/17/05	2,101,880.00	0.015763
							DU PAGE CNTY ILL	4.000% 12/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,000,000.0000	263417HS9	CMNTY HIGH SC	DD 09/01/04	2,192,160.00	0.016440
							FARMER MAC GTD NTS	5.125% 04/19/2017
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AGY	2,000,000.0000	30769QAA8	07-1 144A	DD 04/19/07	2,203,620.00	0.016526
							HILLSBOROUGH CNTY FLA	5.000% 10/01/2011
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	A+	2,655,000.0000	432308UX0	AVIATION	DD 05/04/05	2,799,697.50	0.020996
								4.500% 02/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	NR	AAA	2,000,000.0000	4546233M9	INDIANA BD BK REV	DD 04/07/04	2,200,620.00	0.016503
							INDIANA HEALTH FAC	5.000% 05/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA-	1,250,000.0000	454798QA0	FING AUTH	DD 05/01/07	1,359,662.50	0.010196
							INDIANA ST OFFICE	5.000% 07/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA+	2,535,000.0000	455066KG4	BLDG COMMN F	DD 09/23/04	2,722,539.30	0.020417
							INDIANAPOLIS IND LOC	5.500% 01/01/2017
EIRF22210002	Erie Indemnity Co	11/30/2009	A3	AA-	1,000,000.0000	45528SMQ6	PUB IMPT	DD 03/07/06	1,133,240.00	0.008498
							JOLIET ILL WTRWKS &	5.000% 01/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	1,450,000.0000	479790HB6	SEW REV	DD 03/01/04	1,590,954.50	0.011931
							JOLIET ILL WTRWKS &	5.000% 01/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,200,000.0000	479790HC4	SEW REV	DD 03/01/04	2,413,862.00	0.018102
							KANE & DU PAGE CNTYS	5.000% 01/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	NR	2,000,000.0000	483800QW1	ILL CMNTY	DD 03/01/05	2,290,840.00	0.017180
							KENTUCKY ST PPTY &	5.000% 08/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	1,000,000.0000	49151EYZ0	BLDGS	DD 09/14/05	1,122,430.00	0.008417
							LAKE CNTY ILL CMNTY	3.600% 01/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA1	NR	2,000,000.0000	509250CB0	HIGH SCH	DD 03/01/04	2,152,660.00	0.016143
							LOS ANGELES CALIF HBR	5.000% 08/01/2011
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA	1,500,000.0000	544552PV8	DEPT REV	DD 10/13/05	1,576,770.00	0.011825
								5.000% 10/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	AA	2,000,000.0000	586145NZ3	MEMPHIS TENN	DD 03/16/05	2,313,980.00	0.017353
							MEMPHIS TENN ELEC SYS	5.000% 12/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA+	2,000,000.0000	586158LB1	REV	DD 11/01/03	2,212,240.00	0.016590
							METROPOLITAN	5.250% 10/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA-	2,565,000.0000	592646NH2	WASHINGTON D C AR	DD 04/12/05	2,824,706.25	0.021183
							MICHIGAN MUN BD AUTH	5.000% 06/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	4,000,000.0000	59455TGT3	REV	DD 05/24/05	4,505,080.00	0.033785
							MICHIGAN ST TRUNK	5.000% 09/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,000,000.0000	594700CB0	LINE FD	DD 08/31/05	2,227,560.00	0.016705
							MINNEAPOLIS MINN SPL	4.250% 02/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AAA	2,000,000.0000	603792NR9	SCH DIST	DD 03/01/05	2,145,980.00	0.016093
								5.000% 11/15/2024
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	3,000,000.0000	615401JG2	MOON AREA SCH DIST PA	DD 08/15/04	3,469,590.00	0.026019
								5.000% 12/01/2017
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AAA	2,410,000.0000	641460P38	NEVADA ST	DD 05/17/05	2,644,613.50	0.019833
							NEW JERSEY ECONOMIC	5.000% 09/01/2018
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	AA-	2,000,000.0000	6459164Y0	DEV AUTH	DD 05/23/05	2,163,980.00	0.016228
							NEW JERSEY ST TRANSN	5.250% 12/15/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	AA-	2,000,000.0000	6461355D1	TR FD	DD 01/19/05	2,263,700.00	0.016976
							NEW YORK ST DORM AUTH	5.000% 12/15/2026
EIRF22210002	Erie Indemnity Co	11/30/2009	NR	AAA	3,500,000.0000	649902VJ9	ST PERS	DD 02/19/09	3,782,415.00	0.028365
							NEW YORK ST TWY AUTH	4.750% 04/01/2018
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,000,000.0000	650013L37	HWY & BRD	DD 07/16/03	2,213,460.00	0.016599
							NORTH CAROLINA MED	5.000% 10/01/2018
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA	1,795,000.0000	65820PCF0	CARE COMMN	DD 01/31/07	1,927,129.95	0.014452
							NORTHEAST MD WASTE	5.500% 04/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	NR	2,000,000.0000	664257BA9	DISP AUTH	DD 04/03/03	2,108,240.00	0.015810
							OHIO HSG FIN AGY MTG	4.200% 09/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	NR	2,790,000.0000	676907KP2	REV	DD 02/16/06	2,841,977.70	0.021313
							ORANGE CNTY FLA SCH	5.250% 08/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	NR	2,000,000.0000	684517DR3	BRD CTFS P	DD 02/15/02	2,143,780.00	0.016077
								4.000% 02/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA	1,410,000.0000	70914PLH3	PENNSYLVANIA ST	DD 02/26/04	1,562,731.20	0.011719
								4.000% 02/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA2	AA	760,000.0000	70914PLM2	PENNSYLVANIA ST	DD 02/26/04	816,331.20	0.006122
							PHILADELPHIA PA WTR &	5.000% 07/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	2,035,000.0000	717893PF2	WASTEWTR	DD 05/04/05	2,298,369.70	0.017236
							PIERCE CNTY WASH SCH	5.000% 06/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA1	AAA	2,190,000.0000	720424UV0	DIST NO 0	DD 06/21/05	2,464,188.00	0.018480
							PIMA CNTY ARIZ UNI	4.625% 07/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AAA	1,830,000.0000	721799VG6	SCH DIST #1	DD 04/02/04	1,992,540.60	0.014943
							PINELLAS CNTY FLA	5.000% 11/15/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	NR	2,410,000.0000	72316MDY2	HEALTH FACS	DD 11/18/03	2,537,609.50	0.019030
							PINELLAS CNTY FLA	4.000% 11/15/2011
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	NR	2,000,000.0000	72316MED7	HEALTH FACS	DD 11/18/03	2,040,760.00	0.015304
								4.000% 10/01/2010
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA-	2,240,000.0000	73358TLY5	PORT AUTH NY & NJ CONS	DD 04/01/05	2,297,881.60	0.017232
							PORT HOUSTON AUTH TEX	5.000% 10/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	BAA1	AAA	1,000,000.0000	734260G22	HARRIS	DD 09/08/05	1,090,080.00	0.008175
							PORT HOUSTON AUTH TEX	5.000% 10/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	BAA1	AAA	1,000,000.0000	734260G30	HARRIS	DD 09/08/05	1,084,010.00	0.008129
							PORT SEATTLE WASH AMT	5.000% 11/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AA1	AAA	2,000,000.0000	735371HZ2	SER B	DD 02/12/04	2,125,420.00	0.015939
							RHODE ISLAND CLEAN	3.000% 10/01/2017
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AAA	975,000.0000	76218TJU9	WTR FIN AGY	DD 10/06/09	1,017,256.50	0.007629
							RHODE ISLAND CLEAN	5.000% 10/01/2023
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AAA	520,000.0000	76218TKP8	WTR FIN AGY	DD 10/06/09	593,101.60	0.004448
							RHODE ISLAND CLEAN	5.000% 10/01/2025
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AAA	800,000.0000	76218TKR4	WTR FIN AGY	DD 10/06/09	900,872.00	0.006756
							RHODE IS ST ECONOMIC	5.000% 07/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	A2	A	2,190,000.0000	76223PDD4	DEV CORP	DD 06/28/05	2,321,443.80	0.017409
							ROUND ROCK TEX INDPT	5.000% 08/01/2015
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AAA	3,000,000.0000	7792398F2	SCH DIST	DD 05/01/05	3,498,930.00	0.026239
							SUFFOLK CNTY N Y PUB	4.000% 02/01/2016
EIRF22210002	Erie Indemnity Co	11/30/2009	AA3	AA	3,165,000.0000	864766N71	IMPT	DD 05/15/05	3,389,525.10	0.025419
							TRINITY RIVER AUTH	5.000% 02/01/2014
EIRF22210002	Erie Indemnity Co	11/30/2009	A1	AA	2,100,000.0000	89657PCV3	TEX REV	DD 08/15/05	2,363,319.00	0.017723
							VIRGINIA PORT AUTH	5.000% 07/01/2019
EIRF22210002	Erie Indemnity Co	11/30/2009	AA1	AA+	2,000,000.0000	928075CJ7	COMWLTH	DD 07/23/02	2,051,520.00	0.015385
							VIRGINIA ST HSG DEV	3.900% 04/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	NR	2,000,000.0000	92812UFG8	AUTH SER A	DD 06/02/05	2,026,380.00	0.015196
							VIRGINIA ST HSG DEV	4.000% 04/01/2013
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	NR	1,000,000.0000	92812UFH6	AUTH SER A	DD 06/02/05	1,012,840.00	0.007596
							VIRGINIA ST HSG DEV	3.650% 10/01/2012
EIRF22210002	Erie Indemnity Co	11/30/2009	AAA	AAA	3,000,000.0000	92812UFZ6	AUTH AMT	DD 07/06/05	3,020,190.00	0.022649
					123,060,000.0000				133,346,104.65	100.0000%